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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of earliest event reported): July 26, 2005

                            NORTHWAY FINANCIAL, INC.
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             (Exact name of registrant as specified in its charter)

                              --------------------

New Hampshire                     000-23129                04-3368579
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(State or other jurisdiction of   Commission file number    (I.R.S. Employer
incorporation or organization)                              Identification No.)

                           9 Main Street
                           Berlin New Hampshire          03570
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               (Address of principal executive offices) (Zip code)


        Registrant's telephone number, including area code: (603)752-1171


                                    No Change
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)

                              --------------------



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 2.02.  Results of Operations and Financial Condition.

On July 26, 2005, Northway Financial, Inc. issued a press release announcing its financial results for the second quarter of 2005. The full text of the press release is furnished as Exhibit 99.1 hereto.

Item 9.01.  Financial Statements and Exhibits.

(c) Exhibits.

99.1     Press Release of Northway Financial, Inc. dated July 26, 2005.


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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be filed on its behalf by the undersigned hereunto duly authorized.

                                   NORTHWAY FINANCIAL, INC.


Dated: July 27, 2005               By: \S\Richard P. Orsillo
                                       --------------------------
                                       Richard P. Orsillo
                                       Senior Vice President and
                                       Chief Financial Officer
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                                  Exhibit Index

99.1     Press Release of Northway Financial, Inc. dated July 26, 2005.